A Premier Rocky Mountain E&P Company
Street, Suite 2300    Denver, Colorado 80202    303.312.8155, fax 303.291.0420  www.billbarrettcorp.com NYSE: BBG
Investor Relations contact:   Jennifer Martin    jmartin@billbarrettcorp.com
Paradox Basin, Colorado
Photo by: Roy Roux
February 2009
February 2009
Credit Suisse Energy Summit
Credit Suisse Energy Summit
Exhibit 99.1
th
1099 18

FORWARD LOOKING STATEMENTS - Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.
These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration drilling and test results, transportation, processing, availability and costs of financing to fund the Company’s operations, the ability to receive drilling and other permits and regulatory approvals, governmental regulations, availability of third party gathering, market conditions, oil and gas price volatility, risks related to hedging activities including counterparty viability, the availability and cost of services and materials, the ability to obtain industry partners to jointly explore certain prospects and the willingness and ability of those partners to meet capital obligations when requested, surface access and costs, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, risks associated with operating in one major geographic area, the success of the Company’s risk management activities, and other factors discussed in the Company’s reports filed with the Securities and Exchange
Commission (“SEC”).  We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings.  In addition, historical information may not be indicative of future results.
Certain information in this presentation references “current” or “currently”, which means on or about January 2009 or as indicated. Bill Barrett Corporation assumes no obligation to revise or update the contents of this presentation.
RESERVE & RESOURCE DISCLOSURE - The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions.
Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett
Corporation’s Form 10-K for the year ended December 31, 2007 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.)
DISCRETIONARY CASH FLOW - is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
FINDING & DEVELOPMENT COST – is a non-GAAP metric commonly used in the exploration and production industry. Calculations presented by the Company are based on costs incurred, as adjusted by the Company, divided by reserve additions. Reconciliation of adjustments to costs incurred is provided in the Company’s earnings release and Form 8-K issued February 26, 2008; the 2008 year-end estimate is based on the same calculation and preliminary results.
This presentation does not constitute a solicitation to buy or sell our securities.
Forward – Looking and Other Cautionary Statements
and on the SEC and Bill Barrett Corporation websites at www.sec.gov and
www.billbarrettcorp.com,
respectively.

Reasons to Invest in BBG
Reasons to Invest in BBG
•
Track Record of Growth:
Double-digit proved reserve and production growth
•
Visible Development Growth:
Multi-year, low risk development inventory managed with operational excellence
•
World Class Exploration Portfolio:
Track record of discoveries with 4-5 delineation programs
Testing multiple, new high potential prospects
•
Financial Strength:
Strong balance sheet
Hedge positions to ensure cash flow
Ample liquidity

Management’s Track Record of Growth
Management’s Track Record of Growth
Dec
2008
Dec
2004
292
Net Proved Reserves
341
Dec
2005
Dec
2006
428
Reserve
replacement ratio
386% 226% 280%
558
Dec
2007
(Bcfe)
382%
(adjusted for property sales)
Net Production
52.1
39.4
61.2
2005 2006 2007 2008
(Bcfe)
77.6
Discretionary Cash Flow*
$102
$195
$239
*
Non-GAAP measure (see slide 2)
($millions)
$249
2004 2005 2006 2007
$327
YTD
3Q08
Net Income
($millions)
$24
- $5
$62
2004
2005 2006 2007
$27
2006 includes $31 million (pre-tax) in gains on sale of properties
$101
YTD
3Q08
818
436%
91.0
85.0
85.0
2009E

Strong Resource Base
to Generate Reserve Growth
Strong Resource Base
to Generate Reserve Growth
*
as of December 31, 2008
0.8 Tcfe
Proved
0.8 Tcfe
Proved
2.9* Tcfe 3P Resources
2.9* Tcfe 3P Resources
1.8 Tcfe
Increased
Density
1.8 Tcfe
Increased
Density
0.3 Tcfe
Other
0.3 Tcfe
Other
2.9 Tcfe*
3P Resources
2.9 Tcfe*
3P Resources
8-10 Tcfe
Unrisked
Potential
8-10 Tcfe
Unrisked
Potential
10+ Tcfe Unrisked Potential
3P Resources do not include any estimates for Yellow Jacket

Capital Expenditures
Align 2009 Capex with Cash Flow
Capital Expenditures
Align 2009 Capex with Cash Flow
Exploration/
Delineation 15-20%
Exploration/
Delineation 15-20%
Development
80-85%
Development
80-85%
Piceance
47%
Piceance
47%
Uinta
30%
Uinta
30%
Paradox 10%
Other 8%
PRB 5%
2006 2007 2008E 2009E
$385
$385
$49
$444
$444
$601
$601
F&D*
($/Mcfe)
$3.67
$3.67
$2.80
$2.80
$1.83
$1.83
2005 2006 2007
CH4 acquisition (PRB), net of subsequent divestiture and non-cash deferred tax liability
Base Capex
Capex
(Millions)
*Non-GAAP measure (see slide 2)
2009E Allocations
Up to
$400
Up to
$400
$1.78
$1.78
2008E

Improving Export Capacity and Proposed Pipeline Expansions
Improving Export Capacity and Proposed Pipeline Expansions
MONTANA
ARIZONA NEW MEXICO
KANSAS
SOUTH
DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Ruby
REX 1.5 Bcf/d
Cheyenne
Cheyenne
Meeker/
Greasewood
DJ DJ
Uinta Uinta
Green
River
Green
River
Big
Horn
Big
Horn
Piceance Piceance
Williston Williston
WRB WRB
PRB PRB
Paradox Paradox
Wamsutter
Wamsutter
Current capacity
Proposed pipelines
or expansions to
existing pipelines
Existing pipelines
Future project 1200 - 2000 Wamsutter, WY to NBPL, then to Emerson TransCanada Pathfinder
4   Quarter 2010 400 - 600 Powder River, WY to Northern Border Pipeline TransCanada Northern Border Bison
2    Quarter 2011 Up to 1500 Opal, WY to Malin, OR El Paso Ruby
4   Quarter 2010 145+   Add’l compression added to current system Kern River Kern River Expansion
Est. Completion Timing Capacity MMcf/d Point to Point Owner Name
4   Quarter 2012 1200 Wamsutter, WY to NGPL st. 109 to Chicago, IL Kinder Morgan Chicago Express
4 Quarter 2012 1300 (+ up to 1700) Wamsutter, WY to Chicago, IL Questar and Alliance Rockies Alliance Pipeline
August 2009
June 2011 (under assessment)
40
1200
Expand capacity from NE WY to western ND
Additional pipeline from Opal, WY to Stanfield, OR
Williston Basin Interstate
Williams
Grasslands
Sunstone
Opal
Opal
•
Current Rocky Mountain export
capacity 8.5 Bcf/d
•
Near Term Capacity
REX +300 MMcf/d 2009
Increased NGL capacity
110,000 Bpd
New local storage 10+ Bcf – 2Q ‘09
Significant rig count
reduction 2009
•
Longer Term
Kern River Expansion 4Q ‘10
Bison NBPL 4Q ‘10
Ruby Pipeline 2Q ‘11
Multiple projects being contemplated
+0.1 Bcf/d Apr. ‘09
+0.2 Bcf/d Nov. ‘09
7
nd
th
th
th
th

Hedges Protect Cash Flow
Hedges Protect Cash Flow
•
Hedge natural gas through basis,
mostly to CIG regional sales point
•
Hedge 50% - 70% of production on
a forward 12-month basis
•
63.9 Bcfe hedged for 2009
70-75% of projected production,
weighted toward summer months
Gas: floor/swap $7.17MMBtu
(or $7.89 Mcf) and $81.79/bbl
Includes 3.9 Bcf of basis only swaps
•
55.7 Bcfe hedged for 2010
Will add to this position over time
172 MMBtu/d hedged in Summer 2010
Gas: floor/swap $6.94MMBtu
($7.66/Mcf) and $90.00/bbl
Includes 11.8 Bcf of basis only swaps
As of Jan. 8, 2009
Daily Natural Gas Production Hedged with Associated Pricing
5
6
7
8
9
10
11
12
Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10 Apr-10 Jul-10 Oct-10 Jan-11 Apr-11 Jul-11 Oct-11
0
20
40
60
80
100
120
140
160
180
200
220
Swapped Volume
(MMBtu/d)
Collared Volume
(MMBtu/d)
Collar Floor
($/MMBtu)
Collar Ceiling
($/MMBtu)
Swap Price
($/MMBtu)

Strong Financial Position
Strong Financial Position
•
$338 million availability on line of credit (at December 31, 2008)
Line of credit has $593 million in commitments/borrowing base
Diversified and reliable banking syndicate (17 banks)
Well within satisfactory ranges on all credit metrics and covenants
•
2009 capital program aligned with cash flow
Generate estimated double digit production growth
Maintain flexibility in capital program
•
Sizable hedge positions support 2009 cash flows
Hedge with diversified and reliable counterparties
60 Bcfe hedged at $7.17/MMbtu or $7.89/MMbtu +3.9 Bcf of basis only swaps

Broad Development Portfolio
To Support Continued Production and Reserve Growth
Broad Development Portfolio
To Support Continued Production and Reserve Growth
Denver
Gibson Gulch
Powder River
Basin
Piceance
Basin
Wind River
Basin
Gas Prone Area
Oil Prone Area
Development Project
CBM
Big George
Lower Risk, Repeatable,
High Quality ROR Inventory
Uinta Basin
0.8
Tcfe
Proved
0.8
Tcfe
Proved
2.9 Tcfe*
3P Resources
1.9 Tcfe
Development
Projects
1.9 Tcfe
Development
Projects
*as of December 31, 2008
0.2
Tcfe
0.2
Tcfe
Blacktail Ridge
West Tavaputs
Cave Gulch
Bullfrog
•
95%+ natural gas
•
97% operated – increases control
•
94% average working interest –
concentrates staff resources
•
Visibility for continued double-digit
production growth

Prickly
Pear
Structure
Dry Canyon
Compressor site
Peters
Point
Structure
•
Proved reserves: 320 Bcfe (shallow and deep) (12/08)
•
Net production: 83  MMcfe/d (shallow and deep) (01/09)
•
Acreage: 39,800 net; 27,400 net undeveloped (12/08)
•
97% working interest
•
1 rig operating currently
•
EIS in progress
•
3P resources 1.4 Tcfe (shallow & deep)
•
750 – 800 drilling locations
•
Deep: 10 producing wells
•
Upside: expansion of deep & Mancos shale
UTAH
Scale:
640 ac
= 1 Mile
Questar interconnect
CURRENT STATUS PROGRAM POTENTIAL
Interplanetary
compressor site
Questar interconnect
BBC Acreage
Gas Well
Existing Pipeline
Proposed Pipeline
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota
Uinta Basin – West Tavaputs
Shallow – Wasatch, Mesaverde;   Deep – Navajo, Entrada, Dakota
UT
Uinta
Basin

Silt
3-Component
3-D Seismic
Piceance Basin – Gibson Gulch
Williams Fork Formation
Piceance Basin – Gibson Gulch
Williams Fork Formation
CURRENT STATUS PROGRAM POTENTIAL
•
3P resources 1.1 Tcfe
•
1,250 – 1,300 drilling locations (10-acre density)
•
Developing on 10-acre density
•
Proved reserves:  372 Bcfe (12/08)
•
Net production:  92 MMcfe/d   (1/09)
•
Acreage: 16,400 net, 10,300 net undeveloped (12/08)
•
93% working interest
•
2 rigs operating
COLORADO
CO
Piceance
Basin
BBC acreage
BBC operated gas well
10 acre density
BBC non-operated gas well
Non-operated gas well

Bill Barrett Corporation

Fort Union Outcrop
Fort
Union
Outcrop

•
3P Resources 180 Bcf
•
650 gross drilling locations
•
Infrastructure expansion continues
in 2009
•
Deep Big George production
ramping up
•
Proved reserves: 66 Bcf (12/08)
•
Net production: 25 MMcf/d (1/09)
•
Acreage: 133,400 net, 105,400 net
undeveloped (12/08)
•
Low-risk, high return
drilling, primarily Big George coals
•
3 rigs operating
Powder River Basin – CBM
Big George Coal
Powder River Basin – CBM
Big George Coal
CURRENT STATUS
PROGRAM POTENTIAL
Deadhorse
Willow
Creek
Palmtree
BIG
GEORGE
PLAY
Gillette, WY Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Hartzog
Pine Tree
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering
MT
WY
Powder River
Basin
WYOMING
Draw

Bill Barrett Corporation

MT
ND
SD
Rocky Mtn. Overthrust
WY
NE
UT
CO
KS

Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
World Class Exploration Portfolio
World Class Exploration Portfolio
Discovery / 2008 delineation
W. Tavaputs
deep
Lake Canyon/
Blacktail Ridge
Yellow Jacket
Waltman Arch
Planned exploration drilling
within 12 months
Pine Ridge
Red Point
MT Overthrust-
Circus
Hook
Green Jacket
•
1.2 million net undeveloped acres
•
Established track record of discoveries
(red stars) now in delineation phase
•
Multiple, large scale, resource plays
testing in 2008 and continuing in 2009
(black circles)
•
Yellow Jacket Gothic shale play: 3
horizontal discovery wells; initiated
gas sales Dec ‘08
•
Green Jacket Hovenweep shale: 1
st
horizontal well (WOC)
•
Circus Cody shale play: 1
st
of 4 wells
established sustained production > 1
MMcf/d for 9 days
•
Hook Manning Canyon shale play:
drilled 1
st
test well, results encouraging;
1
st
horizontal test 1Q ‘09
•
Hook Juana Lopez Shale: WOC
•
Pine Ridge Salt Flank: drilled and
cased, completion in 2009
•
Red Point: Ft. Union basin-centered
gas, drilled, WOC
EXPOSURE
CURRENT ACTIVITY
UPCOMING ACTIVITY

Bill Barrett Corporation

Trans Colorado
Northwest
UT
CO
San Juan Basin

Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
Yellow Jacket/Green Jacket Shale Gas Prospects
Gothic & Hovenweep Shales
•
Expansive project area
•
55% Fee ownership
•
Shallow depths: 5,500’ – 7,500’ TD
•
Estimated Gothic and Hovenweep shale
thickness: 80’ – 150’
•
Average gas 1,200 Btu
•
Proximity to San Juan Basin infrastructure
PROGRAM POTENTIAL
•
55 - 100% working interest (operated)
•
234,900 net undeveloped acres (YJ and GJ)
(12/08)
•
Completed 3
rd
horizontal Gothic well, 4
th
WOCT,
5
th
drilling
•
Hovenweep horizontal well drilled, test 1H ‘09
•
Began sales Dec ’08, currently selling
2-3 MMcfe/d (gross) from 3 wells against high
pressure
•
Refining drill & completion procedures
•
Continuous 1-rig program in 2009
CURRENT STATUS
COLORADO
Hovenweep shale
1,300 sq mi
13-15 Gray
E. Doe Canyon
Rabbit
Koskie Area
Gothic shale
1,850 sq mi
Scale in miles
0 30
Johnson
Area
UT
CO
Paradox
Basin
Cortez
Horizontal
Vertical
Pipeline tap (20 MMcf/d
capacity)

Bill Barrett Corporation

Eastern Limit of Thrust System

Montana Overthrust –Circus Prospect
Cody Shale Gas Play
Montana Overthrust –Circus Prospect
Cody Shale Gas Play
•
50% working interest (operated)
•
174,400 net  undeveloped acres (12/08)
•
Upper Cretaceous Cody Shale ~3,000’ – 7,000’
•
Cody Thickness: 900’ -
2,000’
•
Drilled 4 wells in 2008 to test Cody shale;
Pulis 7-15 tested 1+ MMcf/d with water
•
Wide-spread shale gas potential in Cody Shale
CURRENT STATUS
PROGRAM POTENTIAL
MONTANA
Circus
150+ sq. mi. 3-D
Leviathan
TD 11,005’; dry gas production
from Cody Shale, continue
testing
Draco 10–15
TD 12,441’; dry gas production
from Cody Shale 250+ Mcf/d
Robinson Ranch 8-3
WOC
Swandal Ranch 14-26
WOC
Bodine-Williams 7–28
WOC
Pulis 7–15
1.1 MMcfe/d sustained
production for 9 days
BBC Acreage
Upcoming BBC Cody
shale location
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Scale in Miles
0 6
Draco drilling
MONTANA
Mapped Area

Uinta Basin – Hook Prospect
Uinta Basin – Hook Prospect
CURRENT STATUS PROGRAM POTENTIAL
•
Net undeveloped acres: 75,200 (12/08)
•
Two project types:
•
Deep shale gas – Deep Hook (WI 50%) Manning
Canyon
•
Shallow shale gas – Shallow Hooks (WI 100%)
Juana Lopez
•
Spud Manning Canyon Horizontal Q1 ‘09
•
Sold 50% WI in “Deep Hook” to ConocoPhillips
•
Testing 1
st
Manning Canyon well
•
Shell currently testing offset well to BBC acreage
•
Multiple show wells present
•
TD range from 1,000’ to 11,000’
Price, UT
SCALE
1 Township
= 36 sq mi
Greater
Drunkards
Wash
CUM
741 Bcfe
Shale Gas
BBC Development Program
West Tavaputs
CUM 33 Bcfe
UT
Uinta
Basin
Shallow Hook
35,000 net undeveloped acres
7-16 completed, TD 3,900’
Fractured Juana Lopez
shale prospect
Shell currently testing
offset to BBC lands
Deep Hook
15-32 State
TD 8,000’
Recovered 422’ of core
Evaluating gas shows;
Planned 1Q09
Horizontal
15-32 State
Manning
Canyon
Humbug
Limestone
589’ of
shale;
Over 816’
of interval
422’ of
core
Gas curve
UTAH
Gas fields
Manning Canyon
show well

2008 Highlights
2008 Highlights
•
Reserve growth of 47%
F&D: $1.78 estimate
Reserve Replacement: 436%
R/P: ~9.3
•
Record production, up 27% over 2007
•
Record cash flow, up 83% through 3Q08
•
Record earnings, up 3X through 3Q08
•
Significantly increased 3P resources with increased density
•
Shale gas discovery at Yellow Jacket
•
Successful convertible debt offering
•
Credit facility – $338 million of availability (at December 31, 2008)
•
Well executed hedge program for 2009 and forward

Key Catalysts Going Forward
Key Catalysts Going Forward
•
Continued financial discipline
2009 align capital program with cash flow (70+% hedged)
Maintain ample liquidity position
•
Development growth visibility: low risk, multi-year
Low risk reserve growth through increased density drilling :
Successful to date West Tavaputs, Piceance
Continued operational efficiencies
•
Exploration exposure to multi-TCF upside
Paradox discovery: No resources included in 3P
Multiple new exploration programs in progress
One of largest net undeveloped Rockies positions
•
Increasing Rockies takeaway capacity
REX – East
Ruby
Additional capacity planned

Paradox Basin, Colorado Photo by: Monty Shed

APPENDIX

Visible Development Growth
Visible Development Growth
Powder
River
Piceance
Uinta
Basin
Rapid growth post-dewatering
phase in deep Big George and
with increased takeaway
capacity
650 66 CBM
Planning basis is 10-acre
density; technology leader with
“super fracs”
1,250 -
1,300
372 Gibson Gulch
2,650+ 758 Subtotal - Development
Planning basis is on 40-acre
and 20-acre density
750-800 320
West Tavaputs
(Peters Point and Prickly Pear)
Comment
Drilling
Inventory
(gross
wells)
Proved
Reserves
(Bcfe)
Area
•
Large resource base
•
Gas manufacturing plays
•
Multi-year drilling inventory
•
Low-risk reserve & production growth
•
Further upside and efficiencies
•
Up to 175 wells planned in 2009
THREE KEY AREAS

Upside: Active Exploratory/Delineation Drilling
Upside: Active Exploratory/Delineation Drilling
2 Deep wells in 2008 at 17k-19k’ targeting
Frontier, Muddy & Lakota.
Recompletion opportunity in Bullfrog area
2 horizontal discoveries. Drilling 5  horizontal
well, includes sister shale play at Green Jacket
Yellow Jacket: 301,300 gross, 144,400 net acres
Green Jacket: 127,700 gross, 90,500 net acres
Delineation project; increased potential in deep,
Mancos, west structure
BTR infill drilling program moved to development;
LC extension continues delineation. Includes
105,900 acres subject to drill-to-earn agreements.
Ute land
Comment
Net
undeveloped
acreage
Area Basin
22,500
Cave Gulch / Bullfrog /
Cooper (structural)
Wind River
234,900
Yellow Jacket/Green
Jacket
(shale gas play)
Paradox
27,400
West Tavaputs deep
(structural play)
Uinta
168,500
Blacktail Ridge / Lake
Canyon
(fractured oil play)
Uinta
DELINEATION PLAYS – PROVING PREVIOUS DISCOVERIES
th

New Exploration: High Risk, High Return Potential
New Exploration: High Risk, High Return Potential
Completed 3-D shoot; Ft. Union well
drilled & cased to TD 10,700’; testing
1H ’09
First well targeted Cutler and
Honaker Trail formations 3Q08; good
gas shows and porosity; complete in
2009 after winter stips
Targeting Manning Canyon shale; 1
horizontal well 1Q ‘09
Shallow Hook targets Jauna Lopez,
1st well WOC
Testing Cretaceous Cody Shale with
4 vertical wells; seeking approval for
1 horizontal well in 2009
Comment
Net
undeveloped
acreage
Area Basin
64,200
Red Point and other Big
Horn projects (basin-
centered play)
Big Horn
30,800
Pine Ridge and other
projects (structural salt
flank plays)
Paradox
75,200
Hook
(shale gas play)
Uinta
174,400
Circus / Toston 6-mile
(structural and shale
gas play)
Montana Overthrust
NEW PROSPECTS
st

Natural Gas Hedges
As of  January 30, 2009
Natural Gas Hedges
As of  January 30, 2009
NATURAL GAS OIL
Swaps and Collars Basis Only Swaps and Collars
Period
Volume
(MMBtu/d)
Weighted Average
Floor/Swap Price
(CIG/NWPL/PEPL/
TCO/DomApp)
(MMBtu )
Volume
(MMBtu/d)
Weighted
Average
Spread
(CIG/ NWPL)
(MMBtu)
Volume
(Bbls/d)
Weighted
Average
Floor/Swap
Price
(WTI/Bbl)
1Q09 204 ,000 $ 7.86 0 n/a 925 $81.79
2Q09 184 ,000 6.83 10,000 $(2.25) 925 81.79
3Q09 184 ,000 6.83 10,000 (2.25) 925 81.79
4Q09 138 ,000 7.06 17,000 (1.85) 925 81.79
1Q10 119 ,000 7.31 30,000 (1.92) 300 90.00
2Q10 167 ,000 6.82 45,000 (2.57) 300 90.00
3Q10 167 ,000 6.82 45,000 (2.57) 300 90.00
4Q10 69 ,000 6.91 22,000 (2.47) 300 90.00

Blacktail Ridge / Lake Canyon
Wasatch Formation
Blacktail Ridge / Lake Canyon
Wasatch Formation
•
Multi-pay fractured oil project with significant gas
component
•
Assessing step-out drilling, shallower pays, deeper pays
•
Applying modern evaluation tools to late 1970s-aged field
•
TD 7,000’ to 11,000’
PROGRAM POTENTIAL
•
Proved reserves: 5 Bcfe (12/08)
•
Net acres: control a minimum of 168,500
(12/08) depending on 3rd party elections
•
16 producing wells with 3,000+ bopd
(gross) production capability; 3 wells WOC
•
Reduced 2009 activity
CURRENT STATUS
Monument Butte
Brundage Canyon
47 MMBOE CUM
UT
Uinta
Basin
EXTENSION
STRATEGY
Lake Canyon
SCALE
1 Township
= 36 sq mi
Blacktail  Ridge
Duchesne
Altamont/Bluebell
379 MMBOE CUM
High gas area
INFILL
STRATEGY
Blacktail Ridge acreage position not shown for competitive reasons
BBC acreage
BBC oil well
BBC possible 2009 drilling location
Testing or WOCT
Drainage ellipses on existing wells
Known field areas
UTAH
WOC
WOC
WOC

Cooper
Reservoir
Field
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota Formations
Wind River Basin – Cave Gulch / Bullfrog Fields
Frontier, Muddy, Lakota Formations
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
•
Proved reserves: 51 Bcfe (12/08)
(Wind River total)
•
Net production: 26 MMcfe/d (1/09)
•
WI: 50-100%
•
22,500 net undeveloped acres (12/08)
•
Up to 30 deep locations
•
IP: 5-25 MMcf/d per well
•
EUR: 6-8+ Bcfe gross per well
•
High impact, high volume deep wells
CURRENT STATUS
PROGRAM POTENTIAL
Waltman
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch 31-32
Recompleting to Frontier,
testing
Cave Gulch
Field
Bullfrog 33-19
Frontier recompletion
Bullfrog 14-18
Frontier recompletion (2/08)
Current rate: 21 MMcf/d gross
(01/09)
WYOMING
Wind River Basin
Cave Gulch Field looking northwest
East Bullfrog
Fed 23-6
TD 20,370
WOC
WYOMING

Consistent-to-better than big name shale plays
Yellow Jacket Characteristics
Yellow Jacket Characteristics
Gothic Shale
Yellow Jacket
Barnett (Core/Tier 1) Fayetteville Marcellus
Economics Initial
IP Rate (MMcfd) 3 - 6 2.5 1.9 4.3
1st Year Decline rate (%)* 65% - 80% 70% 68% 75%
EUR (Bcfe/well)* 3 - 4 2.65 2.2 3.75
Well Spacing (acres)* 160 25 - 50 40 - 80 80 - 160
Well Costs ($ millions) $4 - $4.5 (Exploratory) $2.8 $3.0 $3.5
F&D Cost ($/Mcfe)* $0.75 - $1.66 $1.39 $1.64 $1.12
Proved Reserves (Bcfe) N/A 2,810 535 45
Risked Unbooked Resource (Bcfe) ? 5,200 6,600 17,200
Breakeven Price ($/MCF) ? $4.98 $5.12 $2.69
Characteristics
Depth (Feet) 5,400 - 9,000 5,400 - 9,600 1,200 - 7,500 1,500 - 8,000
Thickness (Feet) 80 - 160 200 - 500 50 - 200 50 - 300
Organic content 1% - 2% (Converted) 2% - 7% 2% - 5% 5.3% - 7.8%
Porosity 4% - 6% ~7% 4% - 12% 5.5% - 7.5%
Pressure (psi/foot) 0.52 - 0.59 0.42 - 0.52 ~0.42 (Normal) 0.42 - 0.70
Water saturation 20% - 50% 25% - 35% 15% - 50% 12% - 35%
Gas in place (Bcf/section)* 20 - 50 75 - 200 30 - 60 30 - 150
Recovery rate N/A 25% - 50% 35% - 40% ~30%
* Preliminary numbers based on less than 30 days production; prior to connection to sales

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Honaker
Trail
Paradox
Salt
Mississippian
Salt
Paradox
Lower Cutler
Lower Honaker Trail

•
Net undeveloped acres: 30,800 (12/08) Well
defined acreage targets
•
Pine Ridge 21 sq. mi. 3-D acquired;
encouraged by 3-D interpretation
•
Pine Ridge exploratory test-drilled and cased,
completion in 2009
•
Sold 20% WI to industry partner
Pine Ridge #1
completion mid 2009
Paradox Basin – Salt Flank Prospect
Salt Flank
Paradox Basin – Salt Flank Prospect
Salt Flank
½ mile Fairway
•
Key show wells present
•
5 prospects assembled, building others
•
Multi-pay zones
•
8,000’ – 10,000’ TD
•
Similar to Andy’s Mesa (~100+ Bcf)
and Double Eagle (~60+ Bcf) fields
PROGRAM POTENTIAL CURRENT STATUS
UT CO
Paradox
Basin
UTAH

Bill Barrett Corporation

SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Shoshone
Cody, WY
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie
Creek
5 Mile
Worland
Cottonwood C
60 MMBbl
45 Bcf
Little Buffalo
167 MMBbl
149 Bcf
Grass
Creek
120 MMBbl

Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin
SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
•
Large untested region
•
50% working interest (operated)
•
64,200 net undeveloped acres
(12/08)
•
Potential pay zones:
Ft. Union 6,000’ – 11,000’
Lance 8,000’ – 14,500’,
Meeteetse 9,500’ – 16,000’,
Mesaverde 10,000’ – 17,500’
Muddy 16,000’ – 20,000’
Big Horn Basin –Red Point
Basin-Centered Gas
Big Horn Basin –Red Point
Basin-Centered Gas
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Recompleted Mesaverde;
waiting on facilities
Red Point 2007
3-D seismic
44 sq. miles
CURRENT STATUS
WYOMING
Rocktober 34-36
Ft. Union
Drilled,
WOC (2Q ’09)
Rocky Mountain Basin Centered Gas

Bullish on Long-term Natural Gas Demand
Bullish on Long-term Natural Gas Demand
•
Natural gas expected to be key fuel for electric power
generating capacity added between 2007 and 2030
46
57
139
13
0
20
40
60
80
100
120
140

Natural Gas Renewables Coal Nuclear
Source: EIA, DOE Annual Energy Outlook 2009 (December 17, 2008)

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